================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 14, 2006

                            STILLWATER MINING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   1-13053               81-0480654
    ----------------------------       ------------        -------------------
    (State or Other Jurisdiction       (Commission           (IRS  Employer
         of Incorporation)             File Number)        Identification No.)

      1321 Discovery Drive, Billings, Montana                     59102
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS

        STILLWATER MINING COMPANY RESUMES OPERATIONS AT ITS EAST BOULDER MINE.

        On September 14, 2006, the Company issued a press release regarding the resumption of operations at East Boulder mind.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT INDEX

EXHIBIT 99.1 PRESS RELEASE DATED SEPTEMBER 14, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       STILLWATER MINING COMPANY


Dated: September 14, 2006                              By:    /s/John Stark
                                                              ------------------
                                                       Name:  John Stark
                                                       Title: General Counsel